                       GABELLI GLOBAL SERIES FUNDS, INC.
                              One Corporate Center
                           Rye, New York 10580 - 1434
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              FIRST QUARTER REPORT
                                 MARCH 31, 1997


TO OUR SHAREHOLDERS:

         For the first quarter ended March 31, 1997, The Gabelli Global Telecommunications Fund's net asset value increased 0.1% to $11.29 per share. This compares to the 0.7% return of the average global fund as tracked by Lipper Analytical Services, Inc. The Lipper average covers 194 global open-end mutual funds which may invest in a diversified group of industry sectors. The Salomon Brothers Global Telecommunications Index, an unmanaged index of 52 equity security issues of companies in the telecommunications industry, increased 3.4% over the same period. For the year ended March 31,



INVESTMENT PERFORMANCE (a)
================================================================================

                                                                    Quarter
                                               ---------------------------------------------
                                                 1st          2nd         3rd          4th             Year
                                               -------      -------     -------      -------         --------
1997:    Net Asset Value  . . . . . . . .        $11.29        --         --           --               --
         Total Return   . . . . . . . . .          0.1%        --         --           --               --
----------------------------------------------------------------------------------------------------------------
1996:    Net Asset Value  . . . . . . . .        $11.72       $12.16     $11.73       $11.28           $11.28
         Total Return   . . . . . . . . .          5.4%         3.8%      (3.5)%        3.3%             9.0%
----------------------------------------------------------------------------------------------------------------
1995:    Net Asset Value  . . . . . . . .         $9.77       $10.29     $11.12       $11.12           $11.12
         Total Return   . . . . . . . . .          0.4%         5.3%       8.1%         1.6%            16.2%
----------------------------------------------------------------------------------------------------------------
1994:    Net Asset Value  . . . . . . . .         $9.68        $9.62     $10.38        $9.73            $9.73
         Total Return   . . . . . . . . .         (5.1)%       (0.6)%      7.9%        (5.3)%           (3.7)%
----------------------------------------------------------------------------------------------------------------
1993:    Net Asset Value  . . . . . . . .         --           --         --          $10.20           $10.20
         Total Return   . . . . . . . . .         --           --         --            3.0%(b)          3.0%(b)
----------------------------------------------------------------------------------------------------------------

     Average Annual Return -  March 31, 1997 (a)
     -------------------------------------------
         1 Year                    3.5%
         3 Year                    8.7%
         Life of Fund(b)           6.9%

                            Dividend History
------------------------------------------------------------------------

Payment (ex) Date             Rate Per Share          Reinvestment Price
-----------------             --------------          ------------------
December 31, 1996                 $0.840                    $11.28
December 29, 1995                 $0.182                    $11.12
December 30, 1994                 $0.095                    $ 9.73
December 31, 1993                 $0.102                    $10.20

================================================================================


(a) Average annual and total returns reflect changes in share price and reinvestment of dividends and are net of expenses. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. Investing in foreign securities involves risks not ordinarily associated with investments in domestic issues, including currency fluctuation, economic and political risks.
(b) From commencement of operations on November 1, 1993.

1997, the Fund increased 3.5%, versus 11.1% and 16.5% for the Lipper global fund average and the Salomon Brothers Global Telecommunications Index, respectively.

         Since inception on November 1, 1993, through March 31, 1997, the Fund gained 25.7% which reflects an average annual rate of return of 6.9% assuming reinvestment of dividends.

THE PORTFOLIO

GLOBAL ALLOCATION

         The chart to the right represents the Fund's holdings by geographic region as of March 31, 1997. The geographic allocation will change based on current global market conditions. Countries and/or regions or companies represented in the chart and below may or may not be included in the Fund's portfolio in the future.

HOLDINGS BY GEOGRAPHIC REGION - 3/31/97
EUROPE                    21.8%
UNITED STATES             43.8%
ASIA/PACIFIC RIM          11.0%
LATIN AMERICA             10.6%
CANADA                     8.6%
OTHER                      4.2%

OUR APPROACH

         Our approach is multifaceted. We purchase companies that are attractively valued relative to what we estimate a buyer would be willing to pay for the entire company in a private transaction. When the gap between a company's Private Market Value (PMV) and public market value widens, our risk/reward parameters improve. To maximize returns, our decision process requires the expectation of a trigger that will promote a reduction in this gap. But we will not invest in just any "cheap" company. For most of our holdings, our selection is based on "bottom up" fundamental analysis, which requires strong cash flow and earnings power, positive industry dynamics and, certainly not least, good management with a track record of growing value for their shareholders.

PORTFOLIO STRUCTURE

         We remain "bottom-up" focused, with roughly half the fund's investment in the U.S. Internationally, the trend continues to be liberalization and privatization of the telecommunications sector. The result is an expanding universe of publicly-traded telecom companies poised for growth. Deutsche Telekom, the largest telecom company in Europe and the third-largest in the world, successfully completed its initial public offering in November 1996. Many other major telecom companies are expected to "go public" in the years ahead.

         Almost 22% of the Fund is invested in Europe, much of that in the UK. Key holdings are companies with a strong global presence and attractive valuations. Included are Cable & Wireless, the

UK's second-largest telecom group, and Vodafone, the biggest UK cellular service provider with attractive wireless investments on a global basis. Telefonica de Espana is another key investment in light of its strong telecom franchise and significant discount to its underlying asset value.

         Asia/Pacific Rim represents about 11.0% of the Fund and Latin America around 10.6%. These regions are among the most rapidly growing in the world. Telecommunications forms the "information highways" necessary for strong economic development. Telebras, the Brazilian telephone company, and Telekom Malaysia, the primary provider of domestic and international telecom services in Malaysia, are key examples of attractively valued, rapidly growing investments.

         Competition, consolidation and convergence are occurring globally as companies seek economies of scale. Simply put, "bigger is better." Telecommunications stocks are selling at large discounts to their estimated Private Market Values. Moreover, the stock price performance has not kept pace with the growth in value. Major forces -- strong demand, open markets, technology, consolidation -- should drive telecom stock prices toward their Private Market Values, thereby enhancing shareholder value.

COMMENTARY

THE ECONOMY AND THE STOCK MARKET: TOO MUCH OF A GOOD THING

         Once again, the economy confounded the Wall Street economists by growing much faster than consensus expectations. Although inflation has not yet shown up in the Producer Price and Consumer Price inidices, Federal Reserve Chairman Alan Greenspan and bond investors decided to err on the side of caution by taking short- and long-term interest rates higher.

         We applaud Fed Chairman Greenspan's preemptive strike against inflation. We believe he will continue to take the steps necessary to combat inflation and, in the process, provide confidence in Soft Landing - Part II. Over the short-term, this may not be pleasant for equities investors. However, with the elimination of some of the speculative excesses, the market will be on much better fundamental footing going forward. We do not believe this is the beginning of a secular bear market, but rather a healthy correction that is arguably long overdue.

         What can we expect over the balance of this year? We should continue to see a volatile market as skittish investors wrestle with the latest economic data trying to determine if inflation is a real threat. While the jury may still be out on inflation, higher interest rates are a reality and will be problematic for stocks on several levels. Higher interest rates might trim the economy and restrain corporate earnings growth, putting consensus estimates of 9% to 10% gains for 1997 in jeopardy. Higher rates also boost the U.S. dollar, further crimping the U.S. dollar value of international earnings. Whether you are looking at stocks on the basis of asset values or using a dividend discount model, public prices of equities tend to decline as interest rates rise, all else constant. So, price/cash flow and price/earnings multiples would contract, should interest rates rise.

         The wild card will be how investors react to any sustained decline in stock prices. A tremendous amount of money has flowed into the equities market in the last three years. Will it back out at the first sign of serious trouble? It may not be how the great unwashed public reacts, but rather how the great unwashed professional investors -- those twenty and thirty something mutual fund managers who have never experienced even a substantial market correction -- respond to the perceived crisis. Will they see the glass half empty or half full? We don't know.

         While we are dwelling on things on our watch list, we should also mention the strong dollar. Despite the enormous advances in the quality of American made goods in a wide variety of industries, the strong dollar will restrain exports and currency translation will have an adverse impact on the earnings of U.S. based multi-national companies. Longer term, we must also be sensitive to the fact that substantial cost reductions and productivity gains in American industry over the last five years may be close to running their course. In other words, profit margins are unlikely to advance further.

         We don't view a market correction as bad news. In general, we are not exposed to those sectors and individual companies that have benefited most from investor euphoria and which are, therefore, most vulnerable to a dramatic change in investor sentiment. If anything, a market correction should provide a more level playing field for disciplined investors focusing on the fundamental value of individual stocks. We are just now emerging from a two year period in which fundamentals have mattered much less than market momentum. We are entering what may prove to be an extended period in which stock pickers excel.

MUST CARRY

         In an upset rivaling the University of Arizona's victory over Kentucky in the 1997 NCAA basketball championship, the Supreme Court voted 5 to 4 to uphold the "must carry" provision for local broadcast companies. The must carry rule specified that cable television systems must make one-third of their channel capacity available free to local broadcasters. Led by Ted Turner, the cable television industry had challenged the rule on the grounds that it violated their first amendment rights. The industry's economic goal was to free up channel capacity for new cable television networks providing more popular programming and paying the cable operator for channel space. The consensus of the lawyers on both sides of the issue was the cable guys would win. However, the Supreme Court decided that allowing cable operators to exclude local broadcast channels would create undue economic hardship for many broadcasters and threaten the survival of weaker independents.

         Who are the winners and losers? The broadcasters, particularly those with extensive UHF properties get a renewed lease on life as they maintain and in some cases add to their cable audience. The entrenched cable television networks, like International Family Entertainment, Inc. (FAM - $20.375 - NYSE), BET Holdings, Inc. (BTV - $29.625 - NYSE), Gaylord Entertainment Company (GET - $21.50 - NYSE), HSN, Inc. (HSNI - $25.375 - NASDAQ) and Tele-Communications, Inc./Liberty Media Group (LBTYA - $19.9375 - NASDAQ) benefit because with cable channel capacity still restrained, the value of their "slots" with cable operators increase in value. For example, the prospective value of International Family Entertainment to a News Corporation Limited (NWS - $18.00 - NYSE), which is trying to expand distribution of its programming, increases substantially. The biggest losers are the cable television network wannabes who will have to wait until cable operators complete upgrades to their systems before channel space is available.

GLOBAL TRENDS: POSITIONING THE PORTFOLIO FOR THE NEW MILLENNIUM

         We have identified several global trends in telecommunications which should continue to surface values: a huge, rapidly growing market; exploding demand; deregulation; and digital technology. In 1995, telecom services world-wide was a $600 billion industry. By 2000, it is projected to exceed a trillion dollars. Today, half the world's population has never made a telephone call. Consumer desire for value-added communications is driving rapid growth in traditional land-line telephone and wireless services. Countries must build information highways for the 21st century.

         Around the world, countries are opening their telecom markets to competition. In the U.S., the Telecommunications Reform Act of 1996 removed regulatory barriers between industry segments (local telephone, long distance, and cable TV) to encourage competition and spur development. Europe plans to open its markets to competitive forces by 1998. Foreign governments in Asia and elsewhere are opening their markets, creating growth opportunities.

         Digital technology is facilitating new services like the Internet, satellites (e.g., DirecTV) and personal communications services (PCS). New technology means lower costs for communication companies and lower prices for consumers.

LET'S TALK STOCKS

         The following are stock specifics on selected holdings of our Fund. Favorable EBITDA prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

AirTouch Communications Inc. (ATI - $23.00 - NYSE) is one of the premier players in global wireless communications. Operating in attractive cellular markets in the U.S. and overseas (including Germany, Japan, Portugal, Sweden, Belgium, Italy, Spain and South Korea), the company is well-positioned to participate in the world-wide expansion of wireless communications. Roughly half of the company's current 8.5 million world-wide cellular customers are located in the U.S. Annual growth is estimated at 30% to 40%. AirTouch is in the process of strengthening its cellular position in the U.S. with the acquisition of U.S. West Media Group's cellular and personal communications services (PCS) properties previously held in a shared joint venture.

BC TELECOM Inc. (BCT - $21.85 - TSE) is a full-service telecommunications company operating in British Columbia, Canada. Its major investor is GTE Corporation (GTE - $45.50 - NYSE), which owns

52% of the company. We estimate the private market value of BCT to be $50 per share. Its basic telephone operations provide service to more than two million telephone lines and are growing at twice the Canadian industry average. BCT's crown jewel is a rapidly growing cellular phone company which currently serves 324,850 subscribers. We expect BCT to take advantage of the deregulatory trend in Canada by entering new businesses in which they are now allowed to participate.

Cable & Wireless, PLC (CWP - $23.75 - NYSE) is a United Kingdom-based company comprised of broad global telecommunications interests. CWP has bolstered its presence in the increasingly competitive U.K. communications market following a major restructuring. The company now owns 53% of a new, publicly-traded U.K. based company which owns 100% of Mercury Communications, the second largest provider of telecom services in Britain (after British Telecommunications), and a majority of U.K. Cable TV/Telco Companies including Bell Cable Media, Nynex CableComms and Videotron Holdings plc. Hong Kong Telecom (58% owned by CWP), the dominant telecom service provider in Hong Kong, remains the "crown jewel" of the CWP portfolio and represents approximately $18 per CWP share. Deducting CWP's interest in Hong Kong Telecom at its public market value, we are paying about three times the EBITDA of CWP's other assets. CWP is attractive based on its high rate of growth and reasonable stock market valuation.

Comcast Corporation (CMCSA - $16.375 - NASDAQ) is the fourth-largest cable company in the U.S., serving approximately 4.3 million subscribers. The company owns a cellular telephone business serving eight million "POP"s in the high traffic, mid-Atlantic region including parts of New Jersey, Pennsylvania and Delaware. In addition to its controlling ownership of QVC, the cable TV retailer, Comcast recently added to its programming investments by purchasing a controlling interest in the Philadelphia 76ers, Philadelphia Flyers and two arenas. We estimate Comcast's PMV to be about $29 per share.

Tele-Communications, Inc. (TCOMA - $12.00 - NASDAQ), the largest cable TV operator in the U.S., serving about 14 million subscribers, is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played a major role in the valuation of cable properties. We believe that the passage of the Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, could prove to be a significant catalyst for cable stocks. Strategically, TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox, to its innovative Internet access business, dubbed
"@ Home", to its 80% stake in Tele-Communications International, Inc. A major cost containment effort is beginning to show results, leading to substantial increases in operating cash flow.

Telecomunicacoes Brasileiras SA (Telebras) (TBR - $102.375 - NYSE) is the Brazilian government-controlled monopoly telecommunications holding company consisting of 28 subsidiaries serving more than 14 million telephone lines and two million cellular customers in a country with a population of 160 million. The penetration rate is less than 9% for telephone and 1% for cellular. The stock is attractively priced at less than five times our estimate of 1997 cash flow. Future opportunities include the prospects of privatization, strong line growth and improvements in efficiency. The company is benefiting from an improved rate structure which allows the company to recoup inflation-related cost increases on a more consistent basis.

Telefonica de Espana (TEF - $71.75 - NYSE) is a diversified telecommunications service provider offering services to more than 15 million lines. The company also services a fast growing cellular subscriber base which now exceeds two million subscribers. We consider TEF an ideal way to invest in Latin America, with a diversified portfolio of telecommunication operations in the region.
Its portfolio of publicly-traded Latin American companies includes: Compania Telefonos Chile, Telefonica de Argentina S.A. and Compania Peruana de Telefonos. TEF also holds interests in non-public Latin American telecom operations in Mexico, Colombia, Puerto Rico, Uruguay and Venezuela. The company's long-term strategy is to create a Pan-American network, leveraging the Spanish-speaking world. TEF jump-started this effort with its decision to form a global alliance with British Telecom/MCI's Concert plc, which is gaining momentum in the race to become the dominant provider of one-stop shopping for full-service, global telecommunications products.

Vodafone Group plc (VOD - $44.125 - NYSE) is a U.K.-based global provider of wireless telecommunications services. The company's major interests in the U.K. include cellular, paging and data transmission. 630,000 net new customers were added last year, to reach a subscriber base of 2,450,000. Vodafone's shares sell at one of the lowest multiples of EBITDA among the major wireless companies, despite a pristine balance sheet and prospects for 20% annual growth in earnings and cash flow. Management is highly respected and has positioned the company to share in the exciting and rapidly growing global market for wireless communications.

Telephone and Data Systems, Inc (TDS - $38.375 - ASE) is oriented to create substantial shareholder value (as compared to focusing on near-term earnings per share). TDS is a domestic provider of local telephone service to about 493,000 mostly rural access lines and is the seventh largest cellular telephone company in the U.S. with a fast growing paging company. Consolidated operating cash flow rose 25% in 1996, driven mainly by internal growth in cellular telephone. Cellular telephone subscribers grew by almost 55% to over one million at year-end 1996. We expect strong growth at TDS to result in a private market value of $160 per share by 2000. TDS has been active in the PCS auctions and was the high bidder in eight markets with a combined population of 27 million. TDS's investments in U.S. Cellular, American Portable Telephone and American Paging, at their current market prices, are worth $35 per TDS share.

MINIMUM INITIAL INVESTMENT - $1,000

         Effective August 12, 1996 The Gabelli Global Telecommunications Fund's minimum initial investment is $1,000 for all accounts. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan. The Gabelli Global Telecommunications Fund and other Gabelli Funds are available through the no-transaction fee programs at many major discount brokerage firms.

INTERNET

         You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, quarterly reports, closing prices, IRAs, 401(k)s and other current news. You can also send us e-mail at info@gabelli.com.

IN CONCLUSION

         The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's NASDAQ symbol is GABTX. Please call us during the day for further information.


                                   Sincerely,


     /s/  MARIO J. GABELLI                        /s/ MARC J.  GABELLI
     MARIO J. GABELLI, CFA                        MARC J.  GABELLI
     President and Portfolio Manager              Associate Portfolio manager

                                                  /s/ IVAN ARTEAGA
                                                  IVAN ARTEAGA, CPA
                                                  Associate Portfolio Manager

May 1, 1997

--------------------------------------------------------------------------------
                                TOP TEN HOLDINGS
                                 MARCH 31, 1997

Telefonica de Espana                                Vodafone Group plc
Telecomunicacoes Brasileiras SA (Telebras)          BC Telecom Inc.
Telephone & Data Systems, Inc.                      Cia De Telefonos Chile
Cable & Wireless plc                                Comcast Corporation
AirTouch Communications Inc.                        Tele-Communications, Inc.
--------------------------------------------------------------------------------


NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI GLOBAL TELECOMMUNICATION FUND
PORTFOLIO OF INVESTMENTS -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                                              VALUE
-------------                                       -----------
                COMMON STOCKS -- 94.45%
                ALTERNATIVE TELECOMMUNICATION SERVICE
                  PROVIDERS -- 1.70%
          500   Bouygues Group...................   $    49,681
        4,000   Esprit Telecom Group Plc.........        47,500
       15,000   GST Telecommunications Inc.+ ....       112,500
       15,000   ICG Communications Inc. .........       170,625
        1,000   Intermedia Communications
                  Inc.+ .........................        16,625
        2,500   Mannesmann AG....................       951,493
          400   Teleport Communications Group
                  Inc. Cl. A+....................         9,200
       15,000   WorldCom.........................       330,000
                                                    -----------
                                                      1,687,624
                                                    -----------
                AVIATION: PARTS AND ACCESSORIES -- 0.71%
       13,000   General Motors Corporation Cl.
                  H..............................       705,250
                                                    -----------
                CABLE -- 10.32%
       50,000   Adelphia Communications
                  Corporation Cl. A+.............       268,750
       32,000   Bell Cablemedia plc ADR+.........       504,000
       30,000   Cablevision Systems Corporation
                  Cl. A+.........................       892,500
       65,000   Century Communications
                  Corporation Cl. A+.............       300,625
      110,000   Comcast Corporation Cl. A+.......     1,801,250
       42,000   Comcast U.K. Cable Partners
                  Limited+.......................       467,250
       10,000   General Cable Corporation plc
                  ADR+...........................       148,750
       42,200   International CableTel
                  Incorporated+..................       891,475
       18,500   NYNEX CableComms Group plc ADR+..       307,563
       20,000   Rogers Communications, Inc. Cl.
                  B..............................       125,000
       75,000   Tele-Communications, Inc. Cl.
                  A+.............................       900,000
       60,375   Tele-Communications, Inc./Liberty
                  Media Group Cl. A+.............     1,203,727
       35,000   Telecommunications International
                  Inc. Cl. A+....................       450,625
        6,000   Telewest Communications plc
                  ADR+...........................       104,250
       90,000   United International Holdings
                  Inc. Cl. A+....................       855,000
       55,000   US WEST Media Group+.............     1,024,375
                                                    -----------
                                                     10,245,140
                                                    -----------

                LONG DISTANCE TELEPHONE COMPANIES -- 5.17%
       25,000   AT&T Corp. ......................       868,750
       25,000   Call-Net Enterprises Inc.+ ......       388,367
       25,000   Cam-Net Communications Network
                  Inc.+ .........................         1,550
          165   DDI Corporation..................     1,041,207
        5,000   Fonorola Inc.+ ..................        72,254
      100,000   General Communication Inc. Cl.
                  A+.............................       668,750
        6,500   Kokusai Denshin..................       378,921
        5,000   LCI International Inc.+ .........        83,750
        6,000   MCI Communications Corporation...       213,750
       66,000   P.D.L. Holdings Limited..........       387,750

   SHARES                                              VALUE
-------------                                       -----------
       20,000   Sprint Corporation...............   $   910,000
        4,000   Teleglobe Inc. ..................       115,896
                                                    -----------
                                                      5,130,945
                                                    -----------
                MISCELLANEOUS -- 1.49%
        3,000   Lodgenet Entertainment
                  Corporation+...................        31,500
        6,000   Metromedia International Group
                  Inc. ..........................        52,125
       10,000   News Corporation Limited ADR.....       180,000
       10,000   Price Communications
                  Corporation....................        97,500
       22,000   Time Warner Inc. ................       951,500
        3,000   Veba AG..........................       171,582
                                                    -----------
                                                      1,484,207
                                                    -----------
                PUBLISHING -- 0.43%
       14,000   Media General Inc. Class A.......       397,250
      100,000   Seat Spa*........................        34,635
                                                    -----------
                                                        431,885
                                                    -----------
                REGIONAL/LOCAL TELEPHONE SERVICES -- 13.71%
       44,000   Aliant Communications Inc. ......       726,000
       28,000   ALLTEL Corporation...............       910,000
       24,000   Ameritech Corporation............     1,476,000
       38,000   Atlantic Tele-Network Inc.+ .....       465,500
        8,000   Bell Atlantic Corporation........       487,000
       35,000   BellSouth Corporation............     1,478,750
        9,000   Bruncor, Inc. ...................       194,436
        1,000   Cincinnati Bell Inc. ............        56,500
       62,000   C-TEC Corporation Cl. B..........     1,821,250
        1,000   First Pacific Company Ltd. Spons.
                  ADR............................        63,556
       30,000   Frontier Corporation.............       536,250
       38,000   GTE Corporation..................     1,771,750
       15,000   Island Telephone Company
                  Limited........................       287,211
       19,000   Maritime Telegraph and Telephone
                  Company Limited................       316,438
       12,000   NewTel Enterprises Limited.......       209,827
        3,000   NYNEX Corporation................       136,875
       12,000   Pacific Telecom, Inc. ...........       360,000
        3,000   Pacific Telesis Group Inc. ......       113,250
        3,000   Peoples Telephone Company
                  Inc.+ .........................        10,125
       10,000   Quebec-Telephone+................       171,243
       10,000   SBC Communications, Inc. ........       526,250
       28,000   Southern New England
                  Telecommunications
                  Corporation....................     1,004,500
       10,000   Telus Corporation................       154,624
       10,000   US WEST Communications Group.....       340,000
                                                    -----------
                                                     13,617,335
                                                    -----------
                SATELLITE -- 0.47%
        1,000   British Sky Broadcasting Group
                  ADR............................        60,625
        8,000   Echostar Communications
                  Corporation Cl. A+.............       164,000
          452   Globalstar Capital, Corp. .......        12,204
        2,000   PT Indonesia Satellite...........        53,500

THE GABELLI GLOBAL TELECOMMUNICATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

   SHARES                                              VALUE
-------------                                       -----------
                COMMON STOCKS (CONTINUED)
                SATELLITE (CONTINUED)
       20,000   TCI Satellite Entertainment Cl
                  A+.............................   $   155,000
        2,000   U.S. Satellite Broadcasting
                  Co.+ ..........................        21,500
                                                    -----------
                                                        466,829
                                                    -----------
                TELECOMMUNICATIONS (OTHER) -- 0.28%
        2,500   Great Nordic Stores..............       261,112
        2,000   United Communication Industry....        12,933
                                                    -----------
                                                        274,045
                                                    -----------
                TELEPHONE EQUIPMENT -- 3.12%
       60,000   Champion Technology Holdings
                  ADR............................        45,300
        4,400   Ericsson (L.M.) Telephone Company
                  ADR............................       148,775
       10,000   General Instrument Corporation...       228,750
        9,000   Lucent Technologies, Inc. .......       474,750
          500   Siemens AG -- ADR................        26,942
        2,500   Motorola, Inc. ..................       150,938
       25,000   Northern Telecom Limited.........     1,634,375
       10,000   Scientific-Atlanta, Inc. ........       152,500
      115,500   Time Engineering Berhad..........       239,946
                                                    -----------
                                                      3,102,276
                                                    -----------
                TELEPHONE NETWORKS -- 36.64%
      110,000   BC TELECOM Inc. .................     2,404,263
       45,000   BCE Inc. ........................     2,070,000
        3,000   BHI Corporation..................        58,125
        3,000   British Telecommunications plc
                  ADR............................       210,000
      120,000   Cable & Wireless plc ADR.........     2,850,000
       80,000   Compagnia Telefonos Chile
                  S.A. ..........................     2,300,000
       30,000   CP Pokphand Spons. ADR...........       241,965
      525,100   CPT Telefonica del Peru Cl. B....     1,168,213
        1,000   CPT Telefonica del Peru Cl. B
                  ADR............................        22,250
        9,000   Deutsche Telecom AG+.............       196,875
        3,430   Hellenic Telecommunications
                  Organization S.A. (OTE)........        74,139
       15,000   Hong Kong Telecommunications Ltd.
                  ADR............................       245,625
        8,000   PT Telekomunikasi Indonesia*.....       241,000
        1,000   Hungarian Telephone & Cable
                  Corporation....................         9,750
           40   Japan Telecom Co. Ltd. ..........       675,420
        8,000   MIDCOM Communications Inc.+ .....        64,000
          167   Nippon Telegraph & Telephone
                  Corporation+...................     1,176,075
       10,000   Nippon Telegraph & Telephone
                  Corporation ADR................       358,750
       50,000   Nordictel Holdings AB+...........     1,029,938
          800   Pakistan Telecommunications
                  GDR+...........................        60,000
       26,900   Philippine Long Distance
                  Telephone Company..............     1,610,638
       12,000   Portugal Telecom S.A. ADR........       441,000
       25,000   Kominklijke PTT Nederland NV
                  ADR............................       906,250

   SHARES                                              VALUE
-------------                                       -----------
       20,000   Singapore Telecommunications
                  Limited........................   $    41,522
       28,000   STET SpA -- Societa Financiaria
                  Telfonica SpA ADR..............     1,214,500
        8,000   Tele Danmark A/S ADR.............       209,000
       18,000   Telecom Argentina Stet -- France
                  Telecom S.A. ADR...............       828,000
      326,086   Telecom Asia.....................       555,401
        2,000   Telecom Asia ADR.................        35,200
       19,000   Telecom Corporation of New
                  Zealand Ltd. ADR...............     1,349,000
      350,000   Telecom Italia SpA+..............       871,551
       36,000   Telecomunicacoes Brasileiras
                  (Telebras) S.A. Spons. ADR.....     3,685,500
      938,570   Telecomunicacoes de Sao Paulo SA
                  (Telesp).......................       234,864
    4,000,000   Telecommunications of Jamaica....       404,000
       45,000   Telefonica de Argentina S.A.
                  ADR............................     1,321,875
       55,000   Telefonica de Espana ADR.........     3,802,750
       50,000   Telefonos De Mexico S.A. Cl. L
                  ADR............................     1,925,000
      190,000   Telekom Malaysia Berhad..........     1,479,225
        8,075   Thai Telephone & Telecom GDR.....        20,296
                                                    -----------
                                                     36,391,960
                                                    -----------
                WIRELESS COMMUNICATIONS -- 20.41%
       40,000   ABC Communications Holdings
                  Ltd. ..........................         9,292
      100,000   AirTouch Communications Inc.+ ...     2,300,000
       73,000   Aerial Communications Inc.+ .....       401,500
        2,000   American Mobile Satellite
                  Corporation+...................        22,500
       72,000   American Paging, Incorporated+...       252,000
          100   Asia Satellite Telcommunications
                  Holdings Ltd. .................         2,563
       14,200   Associated Group, Inc. Cl. A+....       536,050
       16,000   Associated Group, Inc. Cl. B+....       580,000
       14,000   BCE Mobile Communications
                  Inc.+ .........................       424,855
       20,000   Cellular Communications
                  International Inc.+ ...........       555,000
      105,000   Centennial Cellular Corp. Cl.
                  A+.............................     1,089,375
       30,000   Century Telephone Enterprises,
                  Inc. ..........................       885,000
        2,000   Commnet Cellular Inc.+ ..........        51,000
       50,000   COMSAT Corporation...............     1,218,750
          400   Omnipoint Corporation............         3,900
      150,000   Technology Resources
                  Industries.....................       326,745
        1,000   CoreComm Inc. ...................        14,500
        4,000   Globalstar Telecommunications
                  Limited+.......................       214,000
       44,000   Grupo Iusacell S.A. ADR Ser.
                  D+.............................       368,500
       26,000   Himachal(a)......................        32,933
       24,000   Jasmine International(a).........        33,718
       15,000   Loral Space & Communications
                  Ltd.+ .........................       211,875
        5,300   Matrix Telecommunications
                  Ltd.+ .........................         8,540
        1,500   Metrocall, Inc.+ ................         6,188
        8,000   Mobile Telecommunication
                  Technologies Corp.+ ...........        50,000

THE GABELLI GLOBAL TELECOMMUNICATION FUND
PORTFOLIO OF INVESTMENTS (CONTINUED) -- MARCH 31, 1997 (UNAUDITED)
--------------------------------------------------------------------------------

  PRINCIPAL
   AMOUNT
  OR SHARES                                            VALUE
-------------                                       -----------
                COMMON STOCKS (CONTINUED)
                WIRELESS COMMUNICATIONS (CONTINUED)
       11,000   NEXTEL Communications, Inc. Cl.
                  A+.............................   $   147,125
        8,000   Palmer Wireless Inc. ............        98,000
        1,000   PanAmSat Corporation+............        28,750
        8,000   Pittencrieff Communications,
                  Inc.+ .........................        28,500
       31,000   PriCellular Corporation..........       255,750
       43,000   Rogers Cantel Mobile
                  Communications Cl. B...........       790,124
        1,000   Rural Cellular Corp. Cl. A+......        10,500
       70,000   Securicor Group plc..............       336,363
        5,001   360 degrees Communications
                  Company+.......................        86,261
      800,000   Telecom Italia Mobile SpA+.......     2,293,085
       90,000   Telephone and Data Systems,
                  Inc. ..........................     3,453,750
        2,000   Thyssen AG.......................       451,343
       22,000   Total Access Communications
                  plc............................        95,156
        3,000   United States Cellular
                  Corporation+...................        74,625
        1,500   Vanguard Cellular Systems, Inc.
                  Cl. A+.........................        16,500
        1,000   Vimpel Communications+...........        32,000
       56,000   Vodafone Group plc ADR...........     2,471,000
                                                    -----------
                                                     20,267,616
                                                    -----------
                TOTAL COMMON STOCKS (Cost:
                  $81,371,420)...................    93,805,112
                                                    -----------
                CONVERTIBLE CORPORATE BONDS -- 2.12%
                TELEPHONE NETWORKS -- 0.96%
   $1,000,000   Telekom Malaysia Berhad Sub. Deb.
                  Cv. 4.000%, 10/03/04(a)........       951,250
                                                    -----------
                WIRELESS COMMUNICATIONS -- 1.16%
300,000,000(b)  Softe SA Unsub. Deb. Cv. 4.25%,
                  07/30/98.......................       360,086
      250,000   Technology Resources Industries
                  Sub. Deb. Cv. 2.75%,
                  11/28/04(a)....................       287,500
      500,000   Tele 2000 Sub. Deb. Cv. 9.75%,
                  04/14/97(a)....................       510,000
                                                    -----------
                                                      1,157,586
                                                    -----------
                TOTAL CONVERTIBLE CORPORATE BONDS
                  (Cost: $1,940,545).............     2,108,836
                                                    -----------
                CONVERTIBLE PREFERRED STOCKS -- 2.21%
                CABLE -- 1.16%
       19,000   Tele-Communications, Inc. Cv.
                  Pfd. Ser. E....................   $ 1,149,500
                                                    -----------

   SHARES                                              VALUE
-------------                                       -----------
                LONG DISTANCE TELEPHONE COMPANIES -- 0.69%
       10,000   Philippine Long Distance
                  Telephone Company 7.00% Cv.
                  Pfd. Ser. 111..................   $   550,000
        4,000   Sprint Corporation 8.25% Cv.
                  Pfd. ..........................       137,500
                                                    -----------
                                                        687,500
                                                    -----------
                TELECOMMUNICATION --
                WIRELESS COMMUNICATIONS -- 0.36%
        6,222   AirTouch Communications, Inc.
                  6.00% Cv. Pfd. Cl. B...........       159,439
        3,000   AirTouch Communications, Inc.
                  4.25% Cv. Pfd. Cl. C...........       131,250
        5,000   Mobile Telecommunication
                  Technologies Corp
                  144 -- A(a)....................        68,750
                                                    -----------
                                                        359,439
                                                    -----------
                TOTAL CONVERTIBLE PREFERRED
                  STOCKS (Cost: $2,421,863)......     2,196,439
                                                    -----------
                PREFERRED STOCKS -- 0.54%
                TELEPHONE EQUIPMENT -- 0.12%
        2,000   Nokia Corp. ADR -- A.............       116,500
                                                    -----------
                WIRELESS COMMUNICATIONS -- 0.42%
                Tel Rio de Janeiro Pfd. .........       416,374
                                                    -----------
                TOTAL PREFERRED STOCKS (Cost:
                  $280,139)......................       532,874
                                                    -----------
                TOTAL INVESTMENTS -- 99.32%
                  (Cost: $86,013,967)............    98,643,261
                OTHER ASSETS LESS
                  LIABILITIES -- 0.68%...........       679,426
                                                    -----------
                NET ASSETS -- 100.00%............   $99,322,687
                                                    ===========
                (Shares outstanding 8,794,773)...        $11.29
                                                          =====

------------------

   +   -- Non-income producing security
 ADR   -- American Depositary Receipt
 SDR   -- Global Depositary Receipt
 (a)   -- Security exempt from registration under Rule 144A of
          the Securities Act of 1933. These securities may be
          resold in transactions exempt from registration.,
          normally to qualified institutional buyers. At March
          31, 1997, Rule 144A securities amounted to $1,884,151
          or 1.9% of net assets.
 (b)   -- Principal amount denoted in Italian Lira.

                       Gabelli Global Series Funds, Inc.
                   THE GABELLI GLOBAL TELECOMMUNICATIONS FUND
                              One Corporate Center
                            Rye, New York 10580-1434
                                 1-800-GABELLI
                                [1-800-422-3554]
                              FAX: 1-914-921-5118
                             HTTP://WWW.GABELLI.COM
                            E-MAIL: INFO@GABELLI.COM
               (Net Asset Value may be obtained daily by calling
                         1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS

Mario J. Gabelli, CFA            Karl Otto Pohl
Chairman and Chief               Former President
Investment Officer               Deutsche Bundesbank
Gabelli Funds, Inc.

Felix J. Christiana              Werner J. Roeder, MD
Former Senior Vice President     Director of Surgery
Dollar Dry Dock Savings Bank     Lawrence Hospital

Anthony J. Colavita              Anthonie C. van Ekris
Attorney-at-Law                  Managing Director
Anthony J. Colavita, P.C.        BALMAC International, Inc.

John D. Gabelli
Vice President
Gabelli & Company, Inc.

                          OFFICERS

Mario J. Gabelli, CFA            Marc J. Gabelli
President                        Associate Portfolio Manager

Bruce N. Alpert                  Ivan Arteaga, CPA
Vice President and Treasurer     Associate Portfolio Manager

James E. McKee
Secretary

                         DISTRIBUTOR
                   Gabelli & Company, Inc.

        CUSTODIAN, TRANSFER AGENT AND DIVIDEND AGENT
             State Street Bank and Trust Company

                        LEGAL COUNSEL
          Skadden, Arps, Slate, Meagher & Flom LLP

----------------------------------------------------------
This report is submitted for the general information of the shareholders of The Gabelli Global Telecommunications Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
----------------------------------------------------------

                                   [PHOTO]

THE
GABELLI
GLOBAL
TELECOMMUNICATIONS
FUND

FIRST QUARTER REPORT
      MARCH 31, 1997